EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:   NxNetworks, Inc.                                Chapter 11


         Debtor(s)                                   Case Number:   01-14233
                                                                  --------------

                            MONTHLY OPERATING REPORT
                CALENDAR MONTH JULY 1, 2002 TO JULY 31, 2002
                               -----------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:   Cash           Accrual   X
                                  -----             -----

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

         Location: NxNetworks, Inc. 13595 Dulles Technology Drive, Herndon, VA 20171; Greg Washenko (CFO) 703-793-2059 and Jennifer Bell (Controller) 703-793-2076

3.       NUMBER OF EMPLOYEES paid during this period:   2
                                                       ---

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes / / No /X/. If yes, explain below:


5.       Are all BUSINESS LICENSES current? Yes /X/   No / / Not Applicable / /

6.       PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance                  $0
         Collected this Period              $
         Write-offs against allowance
         Sale of asset                      $0
         Ending Balance                     $0

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $0     31-60 Days:  $0    Over 61-90: $0  Days over 90: $0
                    ---                 ---               ---               ---

         If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $81,764.87  31-60 Days:  $9,288.98  Over 60 Days: $21,881.40
                    ----------               ---------                ----------

         If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes /X/ No / / -- Payroll tax is current but sales, property and business taxes are overdue. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.


10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes /X/ No / /. If no, explain:
                                                                        --------

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes /X/ No / / Explain:


12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto & Truck 4/01/02               Liability   4/01/02
                      -------                           -------
         Fire                        Workers Comp. 4/01/02
               -----------                         --------

13.      ACTIONS OF DEBTOR.  During the last month, did the debtor:

         (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
         Yes / /    No / / Explain: ___________________________________________


         (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtor? Yes /X/ No / /

         Explain: _____________________________________________________________

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes /X/ No / /

         Explain: On March 6, 2002, the US Bankruptcy Court for the Eastern District of Virginia issued an order in which it approved the sale of substantially all of Nx Networks' assets to NSGData.com pursuant to section 363 of the US Bankruptcy code.

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
         (Attach additional sheets, if necessary.)

--------------------------------------------------------------------------------
   Creditor      Freq. Of Payments per     Amount      Next     Post Petition
                 Contract (mo, qtr)        of Each     Payment  Pmts. not made
                                           Payment     Due      No.      Amt.
--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary.)

         -----------------------------------------------------------------------
         Professional               Service                  Amount
         -----------------------------------------------------------------------
         Richard Yalen              CEO                      $1,000.00
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $3,750.00
                                                                   ---------

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:            8/16/02                   DEBTOR-IN-POSSESSION

Name/Title:    Rich Yalen                   By:
            ----------------------------       ---------------------------------

Address:    13595 Dulles Technology Drive
            -----------------------------
            Herndon, VA 20171               Phone:
            -----------------------------          -----------------------------

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                                              Chapter 11


         Debtor(s)                                  Case Number: ______________


                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                     CALENDAR MONTH JULY 1 TO JULY 31, 2002
                (All figures refer to post-petition transactions)



                                         THIS MONTH    YEAR TO DATE

(A)      TOTAL SALES/INCOME  (A)         __________    ____________ SEE ATTACHED

         COST OF SALES

         Beginning Inventory             __________    ____________

         Purchases of Inventory          __________    ____________
         Less Ending Inventory           (________)    (__________)
         Direct Labor (Gross Salaries)   __________    ____________
         Purchased Services              __________    ____________

(B)      TOTAL COST OF SALES   (B)       __________    ____________

(C)      GROSS PROFIT    (C = A - B)     __________    ____________

OPERATING EXPENSES

Officer Salaries (Gross)                 __________    ____________
Other Employee Salaries (Gross)          __________    ____________
Taxes (Payroll:  Employer's Share)       __________    ____________
Employee Benefits (Insurance, Pension
         Plan, etc. Employer's Share)

Advertising                              __________    ____________
Bad Debts                                __________    ____________
Depreciation and Amortization            __________    ____________
Entertainment                            __________    ____________
Insurance (Real Estate)                  __________    ____________
Insurance (Other)                        __________    ____________
Interest (Mortgage, Loans, etc.)         __________    ____________
Leases (other than Rent)                 __________    ____________
Outside Services & Contractors           __________    ____________
Professional Fees (Attorney, Accountant) __________    ____________

Rent and leases                          __________    ____________
Repairs & Maintenance                    __________    ____________
Supplies                                 __________    ____________
Taxes (Real Property)                    __________    ____________
Taxes (Other)                            __________    ____________
Telephone                                __________    ____________
Travel                                   __________    ____________
Utilities                                __________    ____________
U.S. Trustee Quarterly Fee               __________    ____________

CASE NUMBER: ________________  PERIOD ENDED: ___________ INCOME STATEMENT PAGE 2


                                         THIS MONTH    YEAR TO DATE

OTHER OPERATING EXPENSES

_____________________________________    __________    ____________
_____________________________________    __________    ____________
_____________________________________    __________    ____________
_____________________________________    __________    ____________

(D)TOTAL OPERATING EXPENSES  (D)         __________    ____________

(E) PROFIT/LOSS FROM OPERATIONS (E=C-D)  __________    ____________

OTHER INCOME (EXPENSES)                  __________    ____________

Interest Income                          __________    ____________
Interest Exp                             (________)    (__________)

_____________________________________    __________    ____________
_____________________________________    __________    ____________
_____________________________________    __________    ____________
_____________________________________    __________    ____________

EXTRAORDINARY ITEMS- In (Out)

_____________________________________    __________    ____________
_____________________________________    __________    ____________
_____________________________________    __________    ____________
_____________________________________    __________    ____________

(F)      TOTAL OTHER INCOME/EXPENSE &
         EXTRAORDINARY ITEMS    (F)      __________    ____________

(G)      INCOME BEFORE TAXES (G = E+F)   __________    ____________

(H)      INCOME TAX EXPENSE (H)          __________    ____________

(I)      NET INCOME (LOSS)(I = G - H)    __________    ____________


NOTE: Accrual basis reporters must attach CASH RECONCILIATION REPORTS or a standard Statement of Sources and Uses of Cash to this Report.

In Re: _____________________________    Case Number _____________________





                           CASH RECONCILIATION REPORT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                      CALENDAR MONTH ENDING JULY 31, 2002
                (All figures refer to post-petition transactions)

                                                   OPERATING      TOTALS
                                                   ACCOUNT

(A)      BEGINNING CASH BALANCE (A)                _________      SEE ATTACHED

(B)      NET INCOME, (LINE (I), PAGE 23) (B)       _________      _________

Add Expenses Not Requiring Cash:
  Depreciation                                     _________

  ___________________________                      _________
  ___________________________                      _________
(C)      SUB-TOTAL                     (C)         _________      _________

(D)      CASH FROM OPERATIONS  (D = B + C)         _________      _________

OTHER SOURCES (USES) OF CASH:

SOURCES   (USES)

Decrease (Incr) - Accounts Receivable              _________
Decrease (Incr) - Inventory                        _________
Decrease (Incr) - Equipment                        _________
Decrease (Incr) - Furniture & Fixtures             _________
Decrease (Incr) - _________________                _________
Decrease (Incr) - _________________                _________

Increase (Decr) - Accounts Payable                 _________
Increase (Decr) - Accrued Interest                 _________
Increase (Decr) - Accrued P/R Taxes                _________
Increase (Decr) - Accrued Prof. Fees               _________
Increase (Decr) - Accrued Rent                     _________
Increase (Decr) - Accrued Salaries                 _________
Increase (Decr) - Accrued Sales Taxes              _________
Increase (Decr) - Notes Payable -Banks             _________
Increase (Decr) - Notes Payable -Other             _________
Increase (Decr) - ____________________             _________
Increase (Decr) - ____________________             _________
(Less) Unrecorded bank service charges             _________

(E)      TOTAL OTHER SOURCES (USES) OF CASH (E)

(F)      ENDING CASH BALANCE     (F = A+D+E)       _________      _________

(G)      BALANCE PER BANK STATEMENT*  (G)                         _________
(H)      LESS OUTSTANDING CHECKS      (H)          _________
(I)      ADD DEPOSITS IN TRANSIT      (I)          _________

(J)      RECONCILED BANK BALANCE {J=(G-H)+I}                      _________

Ending Cash Balance(F) and Reconciled Bank Balance(J) should equal.
-------------------------------------------------------------------

In Re: _____________________________    Case Number _____________________


                           CASH RECONCILIATION REPORT
                            PAYROLL AND TAX ACCOUNTS
                         (BUSINESS DEBTOR, ACCRUAL BASIS)
                       CALENDAR MONTH ENDING _____________
                (All figures refer to post-petition transactions)

                                               PAYROLL         TAX
                                               ACCOUNT         ACCOUNT

(A)      BEGINNING CASH BALANCE (A)            ___________     __________

CASH RECEIPTS:

Transfers from Operating Account               ___________     __________
Transfers from Payroll Account                 ___________
Other - ________________________               ___________     __________
________________________________

(B)      TOTAL CASH RECEIPTS     (B)           ___________     __________

(C)      CASH AVAILABLE    (C = A + B)         ___________     __________

CASH DISBURSEMENTS:

Gross Payroll for this period                $ ___________

Employee Benefits paid                         ___________
Net Payroll Paid                               ___________
Transfers to Tax Account                       ___________

Taxes deposited or paid during period
         Employees' share of FICA Tax          ___________     __________
         Employer's share of FICA Tax          ___________     __________
         Employees' Federal Income Tax         ___________     __________
         Employees' State Income Tax           ___________     __________
         Unemployment Tax                      ___________     __________
         Unrecorded Bank Service Charges       ___________     __________
         Other:  _________________             ___________     __________

(D)      TOTAL DISBURSEMENTS    (D)            ___________     __________

(E)      ENDING CASH BALANCE (E = C-D)         ___________     __________

(F)      BALANCE PER BANK STATEMENT(S)* (F)    ___________     __________
(G)      LESS OUTSTANDING CHECKS (G)           ___________     __________
(H)      ADD DEPOSITS IN TRANSIT (H)           ___________     __________

(I)      RECONCILED BANK BALANCE {I =(F-G)+H}  ___________     __________


Ending Cash Balance(E) and Reconciled Bank Balance(I) should equal.
-------------------------------------------------------------------

In Re: _____________________________    Case Number _____________________


                                  BALANCE SHEET
                            AS OF __________________

CURRENT ASSETS
  Cash                                     $__________ SEE ATTACHED
  Pre-Petition  Accounts Receivable         __________
  Post-Petition Accounts Receivable         __________
  Receivable from Officers,
         Employees, Affiliates              __________
  Notes Receivable                          __________
  Inventory                                 __________
  Other Current Assets:
         ___________________________        __________
         ___________________________        __________
         TOTAL CURRENT ASSETS                                  __________

FIXED ASSETS
  Land                                      __________
  Buildings                                 __________
  Equipment, Furniture & Fixtures           __________
         less Accumulated Depreciation      (________)
         TOTAL FIXED ASSETS                                    __________

OTHER ASSETS
   ________________________________         __________
   ________________________________         __________
   ________________________________         __________
         TOTAL OTHER ASSETS                                    __________
TOTAL ASSETS                                                   __________

POST-PETITION LIABILITIES
  Accounts Payable                          __________
  Notes Payable                             __________
  Rents and Leases Payable                                     __________
  Taxes Payable                             __________
  Accrued Interest                          __________
   _______________________________          __________
         TOTAL-POST PETITION LIABILITIES    __________

PRE-PETITION LIABILITIES
  Priority Claims                           __________
  Secured Debts                             __________
  Unsecured Debt                            __________
         TOTAL PRE-PETITION LIABILITIES     __________         __________

OWNERS EQUITY (DEFICIT)
  Capital Stock or Owners Investment        __________
  Paid In Capital Surplus                   __________
  Retained Earnings (Deficit)
         Pre -Petition                      __________
         Post-Petition                      __________
         TOTAL OWNERS EQUITY                                   __________
TOTAL LIABILITIES AND OWNER'S EQUITY        __________

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                             )
                                   )   Chapter 11
                                   )   Case Number:  01-14223
                                   )                ----------
                   Debtor(s)       )
------------------------------------


                        CASH DISBURSEMENTS SUMMARY REPORT

                       Calendar Month Ending July 31, 2002



Total Disbursements from Operating Account

                                 (See Note 1) $16,001.35
                                              -----------
Total Disbursements from Payroll Account

                                 (See Note 2) $10,215.20
                                              ----------
         *One tax payment made from this account

Total Disbursements from Tax Escrow Account

                                 (See Note 3) $2,705.52
                                              ---------

Total Disbursements from any other Account

                                 (See Note 4) 0
                                              ----------

Grand Total Disbursements from all Accounts   $28,922.07
                                              ----------

NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the GENERAL OPERATING ACCOUNT. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the PAYROLL ACCOUNT. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the TAX ESCROW ACCOUNT. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash PAID FROM A PETTY CASH FUND OR CASH REGISTER, amounts paid from any other debtor in possession account, and amounts PAID FROM THE ACCOUNTS OF OTHERS ON THE DEBTORS BEHALF (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH
DEBTOR-IN-POSSESSION ACCOUNT. (THE PAGE OF THE STATEMENT SHOWING BANK, ACCOUNT NUMBER AND BEGINNING AND ENDING BALANCE IS SUFFICIENT.)

In Re: _____________________________    Case Number _____________________






                               ACCOUNTS RECEIVABLE
                              AS OF APRIL 30, 2002

              TOTAL      DATE        PAST DUE           PAST DUE
CREDITOR       DUE     INCURRED    (31-60 DAYS)      (OVER 60 DAYS)


  NONE








TOTALS THIS
PAGE          _______               ___________           __________


TOTALS ALL
PAGES         _______               ___________           __________

In Re: _____________________________    Case Number _____________________


                                ACCOUNTS PAYABLE
                            AS OF __________________

                   TOTAL      DATE            PAST DUE        PAST DUE
CREDITOR            DUE     INCURRED        (31-60 DAYS)    (OVER 60 DAYS)

SEE ATTACHED









TOTALS THIS
PAGE              _________                 __________       ___________

TOTALS ALL
PAGES             _________                 __________       ___________

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                                        Chapter 11

                                              Case Number _________
         Debtor(s)

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                          (BUSINESS DEBTOR, CASH BASIS)
                     CALENDAR MONTH         TO
                                    --------   ----------

(All figures refer to post-petition transactions)

                                          THIS MONTH        YEAR TO DATE

(A)      TOTAL SALES/INCOME      (A)      ______________    _____________

         COST OF SALES

         Purchases of Inventory           ______________    _____________
         Purchased Services               ______________    _____________

         _______________________          ______________    _____________
         _______________________          ______________    _____________

(B)      TOTAL COST OF SALES     (B)      ______________    _____________

(C)      GROSS PROFIT    (C = A - B)      ______________    _____________

OPERATING EXPENSES

Officer Salaries (Gross)                  ______________    _____________
Other Employee Salaries (Gross)           ______________    _____________
Taxes (Payroll: Employer's Share)         ______________    _____________
Employee Benefits (Insurance, Pension
           Plan, etc. Employer's Share)
                                          ______________    _____________
Advertising                               ______________    _____________
Automobile Expenses                       ______________    _____________
Entertainment                             ______________    _____________
Insurance (Real Estate)                   ______________    _____________
Insurance (Other)                         ______________    _____________
Interest                                  ______________    _____________
Leases (other than Rent)                  ______________    _____________
Outside Services & Contractors            ______________    _____________
Professional Fees (Attorney, Accountant)  ______________    _____________
Rent                                      ______________    _____________
Repairs & Maintenance                     ______________    _____________
Supplies                                  ______________    _____________
Taxes (Real Property)                     ______________    _____________
Taxes (Other)                             ______________    _____________
Telephone                                 ______________    _____________
Travel                                    ______________    _____________
Utilities                                 ______________    _____________
U.S. Trustee Quarterly Fee                ______________    _____________

                                           THIS MONTH          YEAR TO DATE

OTHER OPERATING EXPENSES

__________________________________        ______________       _____________
__________________________________        ______________       _____________
__________________________________        ______________       _____________
__________________________________        ______________       _____________

(D) TOTAL OPERATING EXPENSES (D)          ______________       _____________

(E) PROFIT/LOSS FROM OPERATIONS (E=C-D)   ______________       _____________

OTHER INCOME (EXPENSES)

Interest

__________________________________        ______________       _____________
__________________________________        ______________       _____________
__________________________________        ______________       _____________
__________________________________        ______________       _____________

(F) TOTAL OTHER INCOME/EXPENSE  (F)       ______________       _____________

(G) INCOME BEFORE TAXES   (G=E+F)         ______________       _____________

(H) INCOME TAX EXPENSE   (H)              ______________       _____________

(I) NET INCOME (LOSS) (I = G-H)           ______________       _____________

EXTRAORDINARY ITEMS

Loans Received                            ______________       _____________
Note Principal (Paid)                     ______________       _____________
Capital (Purchases)                       ______________       _____________
(Less) Unrecorded Bank Svc. Chg.          ______________       _____________

__________________________________        ______________       _____________
__________________________________        ______________       _____________
__________________________________        ______________       _____________
__________________________________        ______________       _____________

(J) TOTAL EXTRAORDINARY ITEMS (J)         ______________       _____________


(K) CASH FORWARD FROM PRIOR PERIOD (K)    ______________       _____________

(L) ENDING CASH BALANCE (L = I+J+K)       ______________       _____________

(M) BALANCE PER BANK STATEMENT(S)* (M)    ______________       _____________
(N) LESS OUTSTANDING CHECKS (N)           ______________       _____________
(O) ADD DEPOSITS IN TRANSIT (O)           ______________       _____________

(P) RECONCILED BANK BALANCE {P=(M-N)+O}   ______________       _____________

Ending Cash Balance(L) and Reconciled Bank Balance(P) should equal.
-------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                           )     Chapter        11
                                 )
                                 )     Case Number __________
                 Debtor(s)       )
----------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                        (NON-BUSINESS DEBTOR, CASH BASIS)
                     CALENDAR MONTH           TO
                                    ----------   -----------
                (All figures refer to post-petition transactions)

                                                      THIS MONTH

INCOME
Salary, Wages, etc.                                   ___________
Interest, dividends, investments                      ___________
Business income(Rents, Royalties,
         Sale of Assets, etc.)                        ___________
Other:  ________________________                      ___________
(A)      TOTAL INCOME          (A)                    ___________

EXPENSES
Automobile
  Car payment                                         ___________
  Insurance                                           ___________
  Other                                               ___________
Housing
  Mortgage payment                                    ___________
  Insurance                                           ___________
  Real estate tax                                     ___________
  Rent                                                ___________
  Utilities                                           ___________
Insurance (Other)                                     ___________
Interest                                              ___________
Medical                                               ___________
Personal Living Expenses                              ___________
Professional Fees (Attorney, Acct.,etc)               ___________
Taxes (Other)                                         ___________
_________________________________________
_________________________________________

(B)      TOTAL EXPENSES         (B)                   ___________

(C)      CASH FLOW (C = A-B)                          ___________
(D)      CASH FORWARD FROM PRIOR PERIOD (D)           ___________
(E)      ENDING CASH BALANCE    (E = D+C)             ___________

(F)      BALANCE PER BANK STATEMENT(S)* (F)           ___________
(G)      LESS OUTSTANDING CHECKS     (G)              ___________
(H)      ADD DEPOSITS IN TRANSIT     (H)              ___________
(I)      RECONCILED BANK BALANCE  {I=(F-G)+H}         ___________

Ending Cash Balance(E) and Reconciled Bank Balance(I) should equal.
-------------------------------------------------------------------

                                NX NETWORKS, INC.
                CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED
                               AS OF JULY 31, 2002




                           ASSETS
                           ------
                                                                        JULY
CURRENT ASSETS
        Cash and cash equivalents                                     2,790,751
        Prepaids                                                         88,302
      Note Receivable
      Other Receivable                                                    1,341
                                                                   ------------

                    Total Current Assets                              2,880,394

Other Assets
Deposits                                                                 15,493
                                                                   ------------
TOTAL ASSETS                                                          2,895,886
                                                                   ============


             LIABILITIES & STOCKHOLDER'S EQUITY
             ----------------------------------

POST-PETITION LIABILITIES:
        Accounts Payable                                                112,935
        Accrued Accounts Payable                                        290,455
        Accrued liability for sub liquidation                           338,031
        Deferred Revenue                                                     --
        Taxes Payable                                                     2,047
                                                                   ------------
                 Total Post-Petition Liabilities                        743,468

PRE-PETITION LIABILITIES:
        Priority Claims                                                 528,076
        Secured Claims                                                  558,735
        Unsecured Claims                                             13,088,400
        General pre-petition accruals                                 4,526,696

                 Total Pre-Petition Liabilities                      18,701,908
                                                                   ------------
             TOTAL LIABILITIES                                       19,445,376
                                                                   ============

STOCKHOLDERS' EQUITY:
        Common Stock                                                  2,430,230
        Preferred Stock                                               7,025,008
        APIC, net of filing fees                                    283,967,334
        Deferred Compensation                                        (2,347,751)
        Accumulated (deficit)/income - Pre-petition                (291,148,351)
        Accumulated (deficit)/income-Post-petition PY               (18,977,497)
        Accumulated (deficit)/income-Post-petition CY                (2,688,300)
        Warrants                                                      6,322,333
        Notes Receivable from officer                                (1,000,000)
        Cumulative Translation Adj                                     (132,495)

             Total Stockholders' equity                             (16,549,490)
                                                                   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            2,895,886
                                                                   ============

                                NX NETWORKS, INC.
                      MONTHLY OPERATING REPORT - UNAUDITED
                                INCOME STATEMENT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                     CALENDAR MONTH JULY 1 TO JULY 31, 2002



                                        JULY       JUNE           MAY       APRIL       MARCH     FEBRUARY   JANUARY
                                        2002       2002          2002       2002        2002        2002       2002     YEAR TO DATE
                                  -------------------------------------------------------------------------------------------------

SALES:
    Product Sales                         --          --          --          --        15,455     667,347    271,214       954,016
    Service Sales                         --          --                      --        27,372     189,849    335,546       552,766
                                  -------------------------------------------------------------------------------------------------
                                          --          --          --          --        42,827     857,196    606,760     1,506,783
                                  -------------------------------------------------------------------------------------------------

COST OF SALES:
    Product Cost of Sales -
      materials                           --          --          --          --        10,652     282,705    127,713       421,069
    Product Cost of Sales -
      manufacturing overhead              --          --          --          --         5,364      31,046     69,947       106,357
    Service Costs                         --          --          --          --        46,987      92,630     95,581       235,197
                                  -------------------------------------------------------------------------------------------------
                                          --          --          --          --        63,002     406,381    293,241       762,624
                                  -------------------------------------------------------------------------------------------------
                                  -------------------------------------------------------------------------------------------------
GROSS MARGIN                              --          --          --          --       (20,175)    450,815    313,519       744,159
                                  -------------------------------------------------------------------------------------------------
                                                                                                                               0.49

OPERATING EXPENSES:
-------------------
 OFFICER SALARIES (GROSS)                 --          --                                74,707      33,892     33,892       142,492
 OTHER EMPLOYEES SALARIES (GROSS)     43,155      14,695      26,388      28,338        30,122      74,655    123,589       340,942
 TAXES (PAYROLL: EMPLOYER'S SHARE)     1,712         494       2,982       2,516         9,959       8,749     16,403        42,815
 EMPLOYEE BENEFITS (insurance,
    pension etc)                          --          --                                             7,500      7,500        15,000
 TRAVEL & ENTERTAINMENT                   --      (1,520)         --         (73)          558      11,754      3,895        14,614
 TELEPHONE                                --          --          --      (6,462)          136       3,861      6,330         3,865
 UTILITIES                                --          --                                (2,500)      5,884      3,200         6,584
 OFFICE SUPPLIES/STORAGE FEES          6,986       1,454       1,181       2,146         5,380       3,335      2,066        22,549
 POSTAGE & DUPLICATION                    --          --          31          32         1,354       3,087        169         4,672
 OFFICE RENT                              --          --                                 6,204      13,531     13,460        33,195
 REPAIRS & MAINTENANCE                    --          --                                               317      3,831         4,149
 LEGAL                                20,000      21,170      21,546      20,093        82,930      10,000     10,250       185,988
 ACCOUNTING                            2,350          --                                 1,322          --        141         3,813
 MARKETING EXPENSE                        --          --                                   354         325        325         1,004
 TRANSFER AGENT FEE                    1,274       1,273       2,667       1,275            --       1,272      1,283         9,044
 INSURANCE                            19,964      19,964      19,888      18,506        33,155      33,460     33,480       178,417
 BAD DEBT EXPENSE                         --          --                                    --          --   (400,000)     (400,000)
 SALES CONTRACTORS                        --          --                                 1,387       4,913      4,913        11,213
 CONSULTING                           84,439       1,000       2,000       2,000       116,999      49,453     60,335       316,226
 OTHER TAX                                (8)      3,074       1,684                     5,390          12      7,171        17,322
 OTHER EXPENSES                          617         513       2,184       1,816           737       4,667      1,059        11,593
                                  -------------------------------------------------------------------------------------------------
         Total operating expense  $  180,490   $  62,118   $  80,550   $  70,187   $   368,191   $ 270,667  $ (66,706)  $   965,497
                                  -------------------------------------------------------------------------------------------------
OPERATING INCOME/(LOSS)/EBITDA      (180,490)    (62,118)    (80,550)    (70,187)     (388,367)    180,148    380,225      (221,338)

 DEPRECIATION                                                     --          --         1,629      51,526     54,725       107,881
 GOODWILL AMORTIZATION                                            --          --            --      16,125     16,125        32,250
     ESTIMATED LOSS ON FOREIGN
       SUBS LIQUIDATION                   --          --          --          --            --     (37,443)        --       (37,443)
                                  -------------------------------------------------------------------------------------------------
                                          --          --          --          --         1,629        30,208      70,850    102,688

Other Income (Expenses)
    Interest Expense                      --                      --          --            --                     --            --
    Interest Income                      316          --          --          --            15           3          3           336
    Other Income                          --     887,763          --          --        44,388      11,838      3,562       947,552
                                  -------------------------------------------------------------------------------------------------
         Total income and other
           expense                       316     887,763          --          --        44,403      11,841      3,565       947,888
                                  -------------------------------------------------------------------------------------------------
NET INCOME/(LOSS) FROM
         OPERATIONS               $ (180,174)  $ 825,645   $ (80,550)  $ (70,187)  $  (345,593)  $ 161,780  $ 312,940   $   623,862
                                  -------------------------------------------------------------------------------------------------
Gain (Loss) on sale of assets             --     (12,861)         --          --    (3,299,302)                          (3,312,163)
                                  -------------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                 $ (180,174)  $ 812,784   $ (80,550)  $ (70,187)  $(3,644,894)  $ 161,780  $ 312,940   $(2,688,300)
                                  -------------------------------------------------------------------------------------------------


                                NX NETWORKS, INC.
            CASH FLOW STATEMENT (SOURCES (USES) OF CASH) - UNAUDITED
                            PAYROLL AND TAX ACCOUNTS
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                       CALENDAR MONTH ENDING JULY 31, 2002
                 All figures refer to post-petition transactions




Net Income/(loss)                                                      (180,174)

Add expenses not requiring Cash:
  Loss on sale of assets                                                     --
  Depreciation                                                               --
  Goodwill amortization                                                      --
                                                                      ---------

Other Sources (Uses) Cash:
Accounts receivable
Inventories
Other current assets                                                     20,822
Deposits                                                                310,028
Note Receivable                                                              --
Other Receivable                                                              0
Goodwill
Accounts payable                                                         74,332
Deferred revenue
Accrued liabilities                                                      40,615
                                                                      ---------
    total other souces (uses) of cash                                   445,797


Net decrease in cash and cash equivalents                               265,623

Cash beginning                                                        2,525,128
                                                                      ---------

Cash ending                                                           2,790,751

                                NX NETWORKS, INC.
                     AGED POST PETITION ACCOUNTS RECEIVABLE
                     CALENDAR MONTH JULY 1 TO JULY 31, 2002


CUSTOMER NAME        0-30       31-60       60-90         90+        TOTAL

                      0           0           0            0           0
                     =====================================================

                                NX NETWORKS, INC.
                       AGED POST PETITION ACCOUNTS PAYABLE
                     CALENDAR MONTH JULY 1 TO JULY 31, 2002




    VENDOR NO                    VENDOR NAME        LESS THAN 30       OVER 30       OVER 60     OVER 90         TOTAL
         60000191 Alex Yalen                          137.50                 --            --            --         137.50
         60002020 Allen & Gledhill                        --           1,796.00            --            --       1,796.00
         60000062 JERRY CARTER                     25,000.00                 --            --            --      25,000.00
         60000193 David Parker                      8,961.00                 --            --            --       8,961.00
         60000026 EQUISERVE LP                      1,273.87                 --            --            --       1,273.87
         60000132 FRINGE BENEFIT ADMINISTRATOR      4,560.00                 --            --            --       4,560.00
         60000182 KELLEY DRYE & WARREN LLP                --                 --            --      1,477.99       1,477.99
         60000182 KELLEY DRYE & WARREN LLP                --                 --            --        103.50         103.50
         60000182 KELLEY DRYE & WARREN LLP                --                 --            --     20,299.91      20,299.91
         60000182 KELLEY DRYE & WARREN LLP                --                 --      7,492.98            --       7,492.98
         60000019 RICHARD YALEN                    40,832.50                 --            --            --      40,832.50
         60000019 RICHARD YALEN                     1,000.00                 --            --            --       1,000.00
                                                   -----------------------------------------------------------------------
                       TOTAL                       81,764.87           1,796.00      7,492.98     21,881.40     112,935.25
                                                   =======================================================================
